UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Soliciting Material Pursuant to §240.14a-12

G REIT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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G REIT, INC.
1551 N. Tustin Avenue, Suite 200
Santa Ana, California 92705
Telephone: (714) 667-8252

May 8, 2007

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2007 Annual Meeting of Stockholders of G REIT, Inc. to be held on June 11, 2007 at 11:00 a.m. local time, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612. We look forward to your attendance.

The accompanying Notice of Annual Meeting and Proxy Statement describe the formal business to be acted upon by the stockholders. A current report on our performance during fiscal 2006 and the status of our stockholder approved liquidation will also be presented at the annual meeting and our stockholders will have an opportunity to ask questions.

Your vote is very important. Regardless of the number of our shares you own, it is very important that your shares be represented. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the enclosed proxy card and returning it via fax to (212) 645-8046 or in the accompanying postage-paid return envelope. You also may vote via the Internet at https://www.proxyvotenow.com/greit or by telephone by dialing toll-free 1-866-407-4365. Please follow the directions provided in the proxy statement. This will not prevent you from voting in person at our annual meeting, but will assure that your vote will be counted if you are unable to attend our annual meeting.

YOUR VOTE COUNTS.  THANK YOU FOR YOUR ATTENTION TO THIS MATTER, AND FOR YOUR CONTINUED SUPPORT OF, AND INTEREST IN, OUR COMPANY.

Sincerely,

Scott D. Peters
Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL NO. 1
ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
CORPORATE GOVERNANCE
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
PRINCIPAL STOCKHOLDERS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT AND NON-AUDIT FEES
AUDIT COMMITTEE REPORT TO STOCKHOLDERS
ANNUAL REPORT
CODE OF BUSINESS CONDUCT AND ETHICS
PROPOSALS FOR 2008 ANNUAL MEETING
OTHER MATTERS

G REIT, INC.
1551 N. Tustin Avenue, Suite 200
Santa Ana, California 92705
Telephone: (714) 667-8252

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 11, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of G REIT, Inc., a Maryland corporation, will be held on June 11, 2007 at 11:00 a.m. local time, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612, for the following purposes:

1.	To elect five directors, each for a term of one year; and

2.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year.

These items are discussed in the following pages, which are made part of this notice. Our stockholders of record on April 12, 2007 are entitled to vote at the annual meeting. A list of stockholders entitled to vote will be available for inspection at the offices of G REIT, Inc., 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, for the ten day period immediately preceding the annual meeting.

Please sign and date the accompanying proxy card and return it promptly by fax to (212) 645-8046 or in the enclosed postage-paid envelope whether or not you plan to attend. You also may vote your shares electronically via the Internet at https://www.proxyvotenow.com/greit or by telephone by dialing toll-free 1-866-407-4365. Instructions are included with the proxy card. If you attend the annual meeting, you may vote in person if you wish, even if you previously have returned your proxy card or voted your shares electronically. You may revoke your proxy at any time prior to its exercise.

By Order of the Board of Directors

Andrea R. Biller
Secretary

G REIT, INC.
1551 N. Tustin Avenue, Suite 200
Santa Ana, California 92705
Telephone: (714) 667-8252

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of G REIT, Inc., or G REIT, for use in voting at the Annual Meeting of Stockholders to be held on June 11, 2007 at 11:00 a.m. local time, at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612, and at any adjournment or postponement thereof, for the purposes set forth in the attached notice. The proxy solicitation materials are being mailed to stockholders on or about May 8, 2007.

About the Meeting

What is the purpose of the annual meeting?

At our annual meeting, stockholders will vote upon the matters outlined in the accompanying notice of annual meeting, including:

•	The election of five directors, each for a term of one year; and

•	Ratification of the selection of Deloitte & Touche LLP, or Deloitte, as our independent registered public accounting firm for the year ending December 31, 2007.

Management will report on G REIT’s performance during fiscal 2006, the status of our stockholder approved liquidation, and respond to questions from stockholders. In addition, representatives of Deloitte are expected to be at the annual meeting to respond to questions.

What are the Board of Directors’ voting recommendations?

Unless you give other instructions on your proxy card the individuals named on the card as proxy holders will vote in accordance with the recommendations of the Board of Directors. The Board of Directors recommends that you vote your shares “FOR” the election of each of the nominees of the Board of Directors and “FOR” the ratification of Deloitte as our independent registered public accounting firm. No director has informed us that he intends to oppose any action intended to be taken by us.

What happens if additional proposals are presented at the annual meeting?

Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the annual meeting. If other matters are presented and you vote by proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on April 12, 2007 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they hold on that date at the meeting, or any postponements or adjournments of the annual meeting. As of the record date, we had 43,920,000 shares of common stock issued and outstanding and entitled to vote. Each outstanding share of common stock entitles its holder to cast one vote on each proposal to be voted on.

What constitutes a quorum?

If a majority of the shares outstanding on the record date are present at the annual meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. Abstentions and broker “non-vote” occur when a broker, bank of other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Abstentions and broker non-votes will be counted to determine whether a quorum is present.

How do I vote my shares at the annual meeting?

Voting by Mail — Stockholders may vote by completing the attached proxy card and mailing it in the enclosed self-addressed postage-paid return envelope.

Voting by Fax — Stockholders may vote by completing the attached proxy card and faxing it to (212) 645-8046 until 5:00 p.m. Pacific Daylight Time on June 8, 2007.

Voting by Telephone — Stockholders may vote by telephone by dialing toll-free at 1-866-407-4365 until 5:00 p.m. Pacific Daylight Time on June 8, 2007.

Voting by Internet — Stockholders may vote electronically using the Internet at https://www.proxyvotenow.com/greit until 5:00 p.m. Pacific Daylight Time on June 8, 2007.

Can I change my vote after I return my proxy card or after I vote by telephone or over the Internet?

If you are a record holder you may change your vote at any time before the proxy is exercised at the annual meeting by delivering to our Secretary a written notice of revocation or a properly signed proxy bearing a later date, or by attending the annual meeting and voting in person (although attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request). To revoke a proxy previously submitted by telephone or over the Internet, you may simply vote again at a later date, but before the deadline for telephone or Internet voting set forth above using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

If you hold shares of our common stock in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

What vote is required to approve each proposal that comes before the annual meeting?

To obtain approval of the election of the director nominees, the affirmative vote of a majority of the shares of our common stock present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. To obtain approval of the ratification of the appointment of Deloitte, the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present must be cast in favor of the proposal. Abstentions and broker non-votes will count as votes against the proposal to elect the director nominees but will have no impact on the proposal to ratify the appointment of Deloitte.

Who will bear the costs of soliciting votes for the meeting?

G REIT will bear the entire cost of the solicitation of proxies from its stockholders. We have retained Ellen Philip Associates, Inc. to assist us in connection with the solicitation of proxies for the annual meeting. We expect to pay approximately $75,000 for such services. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Background

The Board of Directors currently consists of five directors. Our bylaws provide for a minimum of one and a maximum of 15 directors and that our directors each serve a term of one year, but may be re-elected. The Board of Directors, acting in its capacity as the Nominating and Governance Committee, has nominated Gary T. Wescombe, Gary H. Hunt, W. Brand Inlow, Edward A. Johnson and D. Fleet Wallace for a term of office commencing on the date of the 2007 annual meeting and ending on the date of the 2008 annual meeting and until their successors are elected and qualified. Each of the nominees currently serves as a member of the Board of Directors.

Unless otherwise instructed on the proxy, the shares represented by proxies will be voted FOR the election as directors of all of the nominees named below. Each of the nominees has consented to being named as a nominee in this proxy statement and has agreed that, if elected, he will serve on the Board of Directors for a one-year term and until his successor has been elected and qualified. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors. We are not aware of any family relationship among any of the nominees to become directors or executive officers of G REIT. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director except that such nominees have agreed to serve as our directors if elected.

Information about Director Nominees:

Gary T. Wescombe, age 64, has served as a director of our company since December 2001 and as our Chairman of the Board of Directors since April 2007. Mr. Wescombe provides consulting services to various entities in the real estate sector and is a principal of American Oak Properties LLC, a real estate investment company. He is also a director, Chief Financial Officer and Treasurer of the Arnold and Mabel Beckman Foundation, a nonprofit foundation established for the purpose of supporting scientific research. From October 1999 to December 2001, he was a partner in Warmington Wescombe Realty Partners in Costa Mesa, California. Prior to retiring in 1999, Mr. Wescombe was a partner with Ernst & Young, LLP (previously Kenneth Leventhal & Company) from 1970 to 1999. In addition, Mr. Wescombe also serves as a director of NNN Healthcare/Office REIT, Inc. Mr. Wescombe received a B.S. degree in Accounting and Finance from California State University, San Jose and is a member of the American Institute of Certified Public Accountants and California Society of Certified Public Accountants.

Gary H. Hunt, age 58, has served as an independent director of our company since June 2005. Mr. Hunt has served as the managing partner of California Strategies, LLC, a privately held consulting firm in Irvine, California, that works with large homebuilders, real estate companies and government entities since 2001. Prior to serving with California Strategies, Mr. Hunt was the Executive Vice President of The Irvine Company, a 110-year-old privately held company that plans, develops and invests in real estate primarily in Orange County, California, for 25 years. Additionally, Mr. Hunt served on the board of directors and the executive committee of The Irvine Company for 10 years. Some of Mr. Hunt’s other work experience includes staff positions with the California State Legislature, U.S. House of Representatives, California Governor Ronald Reagan and Executive Director of the Californian Republican Party. Mr. Hunt is also a director of NNN Realty Advisors, Inc., or NNN Realty Advisors, the parent company of Triple Net Properties, LLC, or Triple Net Properties, or our Advisor. He also serves on the board of directors of Glenair Inc., The Beckman Foundation and the Irvine Health Foundation. Mr. Hunt holds a J.D. degree from the Irvine University School of Law, California, and teaches courses on business and government at the Graduate School of Management, University of California, Irvine.

W. Brand Inlow, age 53, has served as an independent director of our company since April 2002. He is a Principal, Co-Founder, and serves as Director of Acquisitions for McCann Realty Partners, LLC, an apartment investment company focusing on garden apartment communities in the Southeast formed in October 2004. Since October 2003, Mr. Inlow has provided professional consulting services to the multifamily industry on matters related to acquisitions, dispositions, asset management and property management operations, and through an affiliation with LAS Realty in Richmond, Virginia, conducts commercial real estate brokerage. Mr. Inlow is also President of Jessie’s Wish, Inc., a Virginia non-profit corporation dedicated to awareness, education and financial assistance for patients and families dealing with eating disorders. Mr. Inlow also serves as a director of T REIT, Inc. and a director of NNN Apartment REIT, Inc. Mr. Inlow served as President of Summit Realty Group, Inc. in Richmond, Virginia, from September 2001 through October 2003. From November 1999 to September 2001, he was Vice President of Acquisitions for EEA Realty, LLC in Alexandria, Virginia. From November 1991 to November 1999, Mr. Inlow worked for United Dominion Realty Trust, Inc., a publicly traded real estate investment trust, as Assistant Vice President and Senior Acquisition Analyst.

Edward A. Johnson, age 55, has served as an independent director of our company since December 2001. Dr. Johnson has served as President of the University of the New West, Phoenix, Arizona since November 2003. Dr. Johnson served as President of Sterling College, a small liberal arts college affiliated with the Presbyterian Church (USA), in Sterling, Kansas, from 1997 to November 2003. From 1992 to 1997, he served as executive director of the Arizona Commission for Postsecondary Education. Dr. Johnson received a B.S. degree in History and Political Science from Morningside College, Sioux City, Iowa in 1973, a J.D. degree from Creighton University School of Law, Omaha, Nebraska and a Ph.D. degree in Higher Education Administration — Law and Education Specialization from Arizona State University, Tempe, Arizona.

D. Fleet Wallace, age 39, has served as a director of our company since April 2002. He is a Principal and Co-Founder of McCann Realty Partners, LLC, an apartment investment company focusing on garden apartment properties in the Southeast formed in October 2004. Mr. Wallace also serves as a Principal of Greystone Capital Management, LLC, formed in September 2001, and helps manage Greystone Fund, L.P., a professionally managed opportunity fund invested primarily in promising venture capital opportunities and distressed assets in the form of real estate, notes and accounts receivable, inventory and other assets. From April 1998 to August 2001, Mr. Wallace served as Corporate Counsel and Assistant Secretary of United Dominion Realty Trust, Inc., a publicly-traded real estate investment trust. From September 1994 to April 1998, Mr. Wallace was in the private practice of law with the firm of McGuire Woods in Richmond, Virginia. Mr. Wallace is also a director of NNN Realty Advisors and also serves as a director of T REIT, Inc. Mr. Wallace received a B.A. degree in History and a J.D. degree from the University of Virginia.

The Board of Directors recommends a vote FOR all of the nominees for election as directors.

EXECUTIVE OFFICERS

Information regarding our executive officers is set forth below:

Scott D. Peters, age 49, has served as our Chief Executive Officer and President since December 2005, having previously served as our Executive Vice President and Chief Financial Officer since September 2004. He has also served as the Chief Executive Officer, President and a director of NNN Realty Advisors since its formation in September 2006. Mr. Peters has also served as the Chief Executive Officer of our Advisor since November 2006, having served as its Executive Vice President and Chief Financial Officer from September 2004 to October 2006. Mr. Peters has also served as the Executive Vice President and Chief Financial Officer of T REIT, Inc. from September 2004 to December 2006, a director and Executive Vice President of NNN Apartment REIT, Inc. since April 2007 and January 2006, respectively and as the Chairman and Chief Executive Officer of NNN Healthcare/Office REIT, Inc. since June 2006. From February 1997 to February 2007, Mr. Peters served as Senior Vice President, Chief Financial Officer and a director of Golf Trust of America, Inc., a publicly traded real estate investment trust. Mr. Peters received his B.B.A. degree in Accounting and Finance from Kent State University in Ohio.

Courtney Brower, age 28, has served as our Chief Accounting Officer since January 2006. Ms. Brower has also served as a financial reporting manager for our Advisor since July 2004, as the Chief Accounting Officer of T REIT, Inc. since December 2006 and as a senior REIT accountant for our Advisor from October 2003 to July 2004. From September 2001 to October 2003, Ms. Brower gained public accounting experience while employed at Deloitte & Touche, LLP. Ms. Brower is a certified public accountant and received her B.A. degree in Business-Economics with a minor in Accounting from the University of California, Los Angeles.

Andrea R. Biller, age 57, has served as our Executive Vice President since December 2005 and as our Secretary since June 2004. She has also served as the General Counsel, Secretary and an Executive Vice President of NNN Realty Advisors since September 2006. Ms. Biller has served as an Executive Vice President of our Advisor since January 2007 and as its General Counsel since March 2003. She has also served as Secretary of T REIT, Inc. since May 2004, Secretary of NNN Apartment REIT, Inc. since January 2006, and the Executive Vice President and Secretary of NNN Healthcare/Office REIT, Inc. since April 2006. Ms. Biller practiced as a private attorney specializing in securities and corporate law from 1990 to 1995 and 2000 to 2002. She practiced at the Securities and Exchange Commission, or the SEC, from 1995 to 2000, including two years as special counsel for the Division of Corporation Finance. Ms. Biller earned a B.A. degree in Psychology from Washington University, an M.A. degree in Psychology from Glassboro State University and a J.D. degree from George Mason University School of Law . Ms. Biller is a member of the California, Virginia and the District of Columbia State Bars.

Jack R. Maurer, age 63, has served as our Executive Vice President since December 2001. Mr. Maurer has also served as Chief Executive Officer and President of T REIT, Inc. since August 2004 and as its Secretary and Treasurer from December 1999 through August 2004. Mr. Maurer has also served as Senior Vice President, Office of the Chairman of NNN Realty Advisors since December 2006. Mr. Maurer served as Chief Financial Officer of our Advisor from April 1998 to December 2001, when he became Financial Principal of NNN Capital Corp. Mr. Maurer has over 33 years of real estate financial management experience, including chief financial officer and controller positions in residential and commercial development and the banking industry. From 1986 to April 1998, he was a General Partner and Chief Executive Officer of Wescon Properties. Mr. Maurer’s previous experience also includes the national accounting firm of Kenneth Leventhal & Company. Mr. Maurer received a B.S. degree in Business Administration — Accounting from California State University at Northridge, California and is a registered general securities principal with the NASD.

Talle A. Voorhies, age 60, has served as our Vice President since December 2001. Ms. Voorhies has served as an Executive Vice President and Secretary of our Advisor since 1998. Ms. Voorhies served as the President of NNN Capital Corp. from April 1998 through February 2005 and as its financial principal from April 1998 through November 2004. From December 1987 to January 1999, Ms. Voorhies worked with the TMP Group, Inc., where she served as Chief Administrative Officer and Vice President of Broker-Dealer Relations. Ms. Voorhies is a registered financial principal with the NASD.

CORPORATE GOVERNANCE

Board of Directors

The Board of Directors held eight meetings (including regularly scheduled and special meetings) during the fiscal year ended December 31, 2006. Each of our incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he served as a director and the total number of meetings held by all committees of the Board of Directors on which he served during the periods in which he served.

Director Attendance at annual meetings

Although we have no policy with regard to attendance by the members of the Board of Directors at our annual meeting, it is customary for members of the Board of Directors to attend annual meetings to foster communication between stockholders and the Board of Directors. At the 2006 annual meeting of stockholders, three of our five incumbent directors were in attendance.

Contacting the Board of Directors

Any stockholder who desires to contact members of the Board of Directors may do so by writing to: G REIT, Inc. Board of Directors, 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of the Board of Directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by the Secretary to the Audit Committee for review.

Director Independence

We have a five-member Board of Directors. All five of our directors qualify as “independent directors” as defined in our Audit Committee charter in compliance with the requirements of the National Association of Securities Dealers, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the SEC.

Each of our independent directors would also qualify as independent under the rule of the New York Stock Exchange and our Audit Committee members would qualify as independent under the New York Stock Exchange’s rules applicable to Audit Committee members. However, we are not listed on the New York Stock Exchange.

Committees of the Board of Directors

We have three standing committees: the Audit Committee, the Executive Compensation Committee and the Special Committee. From time to time the Board of Directors may establish certain other committees to facilitate the management of our company.

Audit Committee. Our Audit Committee, consisting of independent directors is comprised of Messrs. Inlow, Wallace and Wescombe. The Board of Directors has determined that Mr. Wescombe qualifies as an “Audit Committee financial expert” under the rules of the SEC. Our Audit Committee:

•	makes recommendations to our Board of Directors concerning the engagement of independent public accountants;

•	reviews the plans and results of the audit engagement with the independent public accountants;

•	approves professional services provided by, and the independence of, the independent public accountants;

•	considers the range of audit and non-audit fees;

•	consults with the independent public accountants regarding the adequacy of the internal accounting controls; and

•	periodically meets with representatives of our disclosure committee on various subjects within the scope of the disclosure committee’s charter (the disclosure committee is comprised of representatives of our management).

(i) Gary T. Wescombe, who is an Audit Committee financial expert, will not be deemed expert for any purpose including, without limitation, for purposes of section 11 of the Securities Act of 1933 as a result of being designated or identified as an audit committee financial expert.

(ii) The designation or identification of Mr. Wescombe as an Audit Committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and Board of Directors in the absence of such designation or identification.

(iii) The designation or identification of Mr. Wescombe as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

Executive Compensation Committee. Our Executive Compensation Committee is comprised of all members of our Board of Directors. Prior to the adoption of the plan of liquidation, the Executive Compensation Committee served only to review recommendations of management for awarding stock option grants, restricted stock and other awards available under our two stock option plans and the 2004 incentive award plan. Pursuant to our plan of liquidation, as of February 27, 2006, all plans were terminated and all options under the plans were forfeited.

Special Committee. Effective February 8, 2004, the Board of Directors formed the Special Committee consisting of our independent directors to consider and review several proposed corporate transactions. The Special Committee consists of all the members of our Board of Directors. Mr. Wallace was elected Chairperson of the Special Committee. The Special Committee engaged an independent financial advisor and independent counsel to assist them in their review. On December 19, 2005, each of our Special Committee and our Board of Directors approved a plan of liquidation which was thereafter approved by our stockholders at the special meeting of stockholders held on February 27, 2006.

Nominating and Corporate Governance Committee. We do not have a separate Nominating and Corporate Governance Committee. We believe that our Board of Directors is qualified to perform the functions typically delegated to a Nominating and Corporate Governance Committee and that the formation of a separate committee is not necessary at this time. Instead, the full Board of Directors performs functions similar to those which might otherwise normally be delegated to such a committee, including, among other things, developing a set of corporate governance principles, adopting a code of ethics, adopting policies with respect to conflicts of interest, monitoring our compliance with corporate governance requirements of state and federal law, establishing criteria for prospective members of the Board of Directors, conducting candidate searches and interviews, overseeing and evaluating the Board of Directors and our management, evaluating from time to time the appropriate size and composition of the Board of Directors and recommending, as appropriate, increases, decreases and changes to the composition of the Board of Directors and formally proposing the slate of directors to be elected at each annual meeting of our stockholders.

The Board of Directors will consider nominees for our Board of Directors recommended by stockholders. Notice of proposed stockholder nominations for director must be delivered not less than 120 days prior to any meeting at which directors are to be elected. Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years and a representation that the nominating stockholder is a beneficial or record owner of our common stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. Nominations should be delivered to: G REIT, Inc. Board of Directors, 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, Attention: Secretary.

In considering possible candidates for election as a director, the Board of Directors is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to be able to offer advice and guidance to management; (iv) have sufficient time available to devote to our affairs; (v) represent the long-term interests of our stockholders as a whole; and (vi) represent a diversity of background and experience.

Qualified candidates for membership on the Board of Directors will be considered without regard to race, color, religion, gender, ancestry, national origin or disability. The Board of Directors will review the qualifications and backgrounds of directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board of Directors, and recommend the slate of directors to be nominated for election at the annual meeting. We do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

We have no employees and our executive officers are all employees of our Advisor and/or its affiliates. These executive officers are compensated by our Advisor and/or its affiliates and have not received any compensation from us for their services for the years ended December 31, 2006, 2005 and 2004 other than as listed in the table below.

SUMMARY COMPENSATION TABLE

							Change in Pension
							Value and
							Nonqualified
Name						Non-Equity	Deferred	All
and				Stock	Option	Incentive Plan	Compensation	Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation		Total
Position	Fiscal Year	($)	($)	($)	($)	($)	($)	($)		($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)
Scott D. Peters,	2006	$—	$—	$—	$—	$—	$—	$200,000	(1)	$200,000
Chief Executive Officer	2005	—	—	—	—	—	—	—		—
and President	2004	—	—	—	—	—	—	—		—
Courtney A. Brower,	2006	—	—	—	—	—	—	—		—
Chief Accounting Officer(2)
Andrea R. Biller,	2006	—	—	—	—	—	—	$100,000	(1)	$100,000
Executive Vice President	2005	—	—	—	—	—	—	—		—
and Secretary	2004	—	—	—	—	—	—	—		—

(1)	In accordance with our plan of liquidation approved by our stockholders, we will pay Scott D. Peters, our Chief Executive Officer and President, and Andrea R. Biller, our Executive Vice President and Secretary, retention bonuses of $50,000 and $25,000, respectively, upon the filing of each of our annual and quarterly reports with the SEC during the period of the liquidation process, beginning with the annual report for the year ending December 31, 2005. As of December 31, 2006, Mr. Peters and Ms. Biller have received retention bonuses of $200,000 and $100,000 from us, respectively. Additionally, our Advisor will pay to each of Scott D. Peters and Andrea R. Biller a performance-based bonus of $100,000 upon the receipt by our Advisor of net commissions aggregating $5,000,000 or more from the sale of our properties. As of December 31, 2006, Mr. Peters and Ms. Biller have not received their performance-based bonuses of $100,000 each from our Advisor.

(2)	Courtney A. Brower was appointed to serve as Chief Accounting Officer effective January 17, 2006.

Option/SAR Grants in Last Fiscal Year

Pursuant to our plan of liquidation, our equity compensation plans and any outstanding options were forfeited as of February 27, 2006.

Director Compensation

Effective June 29, 2004, we pay each independent and outside director an annual retainer fee of $15,000. In addition, each independent and outside director is paid the following fees for attending Board of Directors and committee meetings:

•	$1,000 per regular monthly Board of Directors meeting, whether in person or by telephone;

•	$500 per committee meeting, whether in person or by telephone, unless the committee meeting follows a regularly scheduled monthly board meeting; and

•	an additional $500 per committee meeting to the committee Chairperson for each meeting attended in person or by telephone.

Prior to the adoption of our plan of liquidation, the independent and outside directors also qualified for the independent director stock option plan and 2004 incentive award plan. As of February 27, 2006, all stock option plans were terminated.

The following table sets forth the compensation earned by our directors in 2006:

					Change in
					Pension Value
					and Nonqualified
	Fees Earned			Non-Equity	Deferred	All Other
	or Paid	Stock	Option	Incentive Plan	Compensation	Compensation
Name	in Cash ($)	Awards ($)	Awards ($)	Compensation ($)	Earnings ($)	($)	Total ($)
(a)	(b)(1)	(c)	(d)	(e)	(f)	(g)(3)	(h)
Anthony W. Thompson(2)	$—	$—	$—	$—	$—	$—	$—
Gary T. Wescombe	$29,500	—	—	—	—	$25,000	$54,500
Edward A. Johnson	$28,500	—	—	—	—	$25,000	$53,500
D. Fleet Wallace	$30,000	—	—	—	—	$25,000	$55,000
W. Brand Inlow	$30,000	—	—	—	—	$25,000	$55,000
Gary H. Hunt	$25,500	—	—	—	—	$25,000	$50,500

(1)	Consists of the amounts described below.

		Basic Annual
		Retainer	Meeting Fees
Director	Role	($)	($)
Thompson(2)	Former Chairman of the Board	$—	$—
Wescombe	Member, Audit Committee Chairman	$15,000	$14,500
Johnson	Member	$15,000	$13,500
Wallace	Member, Audit Committee	$15,000	$15,000
Inlow	Member, Audit Committee	$15,000	$15,000
Hunt	Member	$15,000	$10,500

(2)	Mr. Thompson was not an independent director and did not receive any compensation from us as a director. Mr. Thompson resigned from serving as our director and our Chairman of the Board of Directors effective March 29, 2007.

(3)	Our independent directors are entitled to receive milestone payments, if they remain a member of our Board of Directors and the Special Committee, of $25,000 on each of December 31, 2006 and December 31, 2007, as well as a milestone payment of $50,000 when we have made aggregate liquidating distributions of at least $11.00 per share to our stockholders. Assuming that these directors receive the maximum amount of milestone payments, they will each receive aggregate payments of up to $100,000. As of December 31, 2006, based upon the satisfaction of performance milestones, each of Messrs. Hunt, Inlow, Johnson, Wallace and Wescombe have earned milestone payments of $25,000 each. The milestone payment of $25,000 to each of Messrs. Hunt, Inlow, Johnson, Wallace and Wescombe was paid in January 2007.

Independent Director Stock Option Plan

On July 22, 2002, we adopted the independent director stock option plan, or Director Plan, which was approved by our stockholders at our annual meeting on June 28, 2003. We had authorized and reserved a total of 100,000 shares of common stock for issuance under the Director Plan. The Director Plan provided for the grant of options to purchase 5,000 shares of common stock to each independent or outside director as of the date such individual became a director, and subsequent grants of options to purchase 5,000 shares of common stock on the date of each annual meeting of stockholders to each independent and outside director still in office. No options were granted during the years ended December 31, 2006 and 2005. As of December 31, 2006 and 2005, there were 0 and 80,000 options outstanding, respectively, for the purchase of 0 and 80,000 shares of our common stock, respectively. During the years ended December 31, 2006 and 2005, no options were exercised under this plan. Upon approval of our plan of liquidation by stockholders on February 27, 2006, all outstanding options were forfeited for no consideration and the Director Plan was terminated.

Officer and Employee Stock Option Plan

On July 22, 2002, we adopted the officer and employee stock option plan, or Officer Plan. We authorized and reserved a total of 400,000 shares of common stock for issuance under the Officer Plan. No options were granted during the years ended December 31, 2006 and 2005. As of December 31, 2006 and 2005, our officers had options outstanding for the purchase of 0 and 340,000 shares of our common stock, respectively. During the years ended December 31, 2006 and 2005, no options were exercised under this plan. Upon approval of our plan of liquidation by stockholders on February 27, 2006, all outstanding options were forfeited for no consideration and the Officer Plan was terminated.

2004 Incentive Award Plan

On May 10, 2004, we adopted the 2004 incentive award plan, or 2004 Plan, to provide for equity awards to our employees, directors and consultants, which was approved at our annual meeting of stockholders on June 29, 2004. The 2004 Plan authorized the grant of options to our employees, directors and consultants intended to qualify as incentive stock options under Section 422 of the United States Code. The 2004 Plan also authorized the grant of awards consisting of nonqualified stock options, restricted stock, stock appreciation rights and other awards, including cash bonuses. The aggregate number of shares of common stock subject to such awards was not to exceed 6,000,000 shares of our common stock. Our Board of Directors administered the 2004 Plan. The 2004 Plan provided that each of our non-employee directors would receive an automatic grant of 5,000 shares of restricted stock on the date of each of our annual meetings.

As of December 31, 2006 and 2005 there were 55,000 restricted shares of common stock granted. Restricted shares vested at 20.0% per year on each of the first through fifth anniversaries of the grant date, or sooner upon a change of control of our company. Compensation expense related to the restricted stock awards under the 2004 Plan is recorded over the related vesting periods based on the fair value of the underlying awards. Included in the general and administrative expenses in the accompanying consolidated statement of operations is compensation expense of $98,000 for the year ended December 31, 2005, related to such awards. During the year ended December 31, 2005, 4,000 restricted shares vested. The 2004 Plan was terminated upon approval of our plan of liquidation by stockholders on February 27, 2006 and all outstanding restricted shares became fully vested.

	Number	Fair Value
Non-vested Restricted Shares at	of Shares	of Shares
Non-vested as of December 31, 2005	51,000	$10.00
Vested	(51,000)	(10.00)

Non-vested as of December 31, 2006	—	$—

Under the liquidation basis of accounting, the accelerated vesting of the restricted shares did not change the net assets available for liquidation. In addition, the forfeitures of all the outstanding vested and unvested stock options did not change net assets available for liquidation. SFAS No. 123(R), Share-Based Payment, did not have any impact on the net assets in liquidation during the year ended December 31, 2006.

Equity Compensation Plan Information

In accordance with the adoption of our plan of liquidation by our stockholders on February 27, 2006, all of the plans were terminated and all outstanding options and warrants under the plans were forfeited and all restricted stock awards under the 2004 Incentive Award Plan became fully vested.

Compensation Committee Interlocks and Insider Participation

During 2006, all of our directors served on the Executive Compensation Committee.

PRINCIPAL STOCKHOLDERS

The following table shows, as of April 12, 2007, the number and percentage of shares of our common stock owned by (1) any person who is known by us to be the beneficial owner of more than 5.0% of our outstanding shares of common stock; (2) our Chief Executive Officer; (3) each director; and (4) all directors and executive officers as a group. The percentage of common stock beneficially owned is based on 43,920,000 shares of our common stock outstanding as of April 12, 2007. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes securities over which a person has voting or investment power and securities that a person has the right to acquire within 60 days.

	Number of Shares of
	Common Stock	Percent of
Name of Beneficial Owner	Beneficially Owned(1)	Class
Scott D. Peters, Chief Executive Officer (2)	23,138	*
Gary T. Wescombe, Chairman	10,000	*
Edward A. Johnson, Director	10,000	*
D. Fleet Wallace, Director	10,000	*
W. Brand Inlow, Director	10,000	*
Gary H. Hunt, Director	5,000	*
All Directors and Executive Officers as a Group (10 persons)	88,138

*	Represents less than 1.0% of the outstanding common stock.

(1)	All outstanding options were forfeited on February 27, 2006 pursuant to the adoption of our plan of liquidation by stockholders.

(2)	Consists of 23,138 shares of our common stock owned by our Advisor. Scott D. Peters also serves as the Chief Executive Officer of our Advisor.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own 10.0% or more of our common stock, to report their beneficial ownership of our common stock (and any related options) to the SEC. Their initial reports must be filed using the SEC’s Form 3 and they must report subsequent stock purchases, sales, option exercises and other changes using the SEC’s Form 4, which must be filed within two business days of most transactions. In some cases, such as changes in ownership arising from gifts and inheritances, the SEC allows delayed reporting at year-end on Form 5. Officers, directors and stockholders owning more than 10.0% of our common stock are required by SEC regulations to furnish us with copies of all of reports they file pursuant to Section 16(a). We have made the services of our legal counsel available to our officers and directors to assist them in meeting their filing obligations.

Based solely on our review of copies of these reports filed by or on behalf of our officers and directors (or oral representations that no such reports were required) as of March 20, 2007, we believe that all Section 16(a) filing requirements applicable to our reporting persons during 2006 were complied with.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Advisor is primarily responsible for managing our day-to-day business affairs and assets and carrying out the directives of our Board of Directors. Our Advisor is a Virginia limited liability company that was formed in April of 1998 to advise syndicated limited partnerships, limited liability companies, and other entities regarding the acquisition, management and disposition of real estate assets. Four of our executive officers are executive officers of our Advisor and all of our executive officers are employed and compensated by our Advisor or NNN Realty Advisors. NNN Realty Advisors owns 100% of the equity interest in our Advisor. Anthony W. Thompson, our former director and Chairman of our Board of Directors and the Chairman of the board of directors of NNN Realty Advisors, and our executive officers collectively own approximately 28.8% of the equity interest in NNN Realty Advisors as of April 12, 2007.

Before the commencement of our initial offering, our Advisor purchased 22,000 shares of our common stock at a price of $9.05 per share for $200,000 in cash. Our Advisor intends to retain such shares while serving as our Advisor.

Advisory Agreement

Our Advisor bears the expenses incurred in connection with supervising, monitoring and inspecting real property or other assets owned by us (excluding proposed acquisitions) or otherwise relating to its duties under an advisory agreement, or the Advisory Agreement. Such expenses include employing its personnel, rent, telephone, equipment and other administrative expenses. We reimburse our Advisor for certain expenses incurred, including those related to proposed acquisitions and travel expenses. However, we will not reimburse our Advisor for any operating expenses that, in any four consecutive fiscal quarters, exceed the greater of 2.0% of average invested assets or 25.0% of net income for such year. If our Advisor receives an incentive distribution, net income (for purposes of calculating operating expenses) excludes any gain from the sale of assets. Any amount exceeding the greater of 2.0% of average invested assets or 25.0% of net income paid to our Advisor during a fiscal quarter will be repaid to us within 60 days after the end of the fiscal year. We bear our own expenses for functions not required to be performed by our Advisor under the Advisory Agreement, which generally include capital raising and financing activities, corporate governance matters, and other activities not directly related to real estate properties and other assets. To date, except as disclosed below, no reimbursements have been made to our Advisor pursuant to the provisions of the Advisory Agreement.

In July 2002, we entered into an advisory agreement, or the Advisory Agreement, with our Advisor, which was for a one-year term subject to successive one-year renewals. The Advisory Agreement expired on July 22, 2004. Based on the adoption of our plan of liquidation, our Advisor has agreed to continue to provide its services to us on a month-to-month basis pursuant to the terms of the expired Advisory Agreement. Under the terms of the Advisory Agreement, our Advisor has responsibility for our day to day operations, administers our accounting and bookkeeping functions, serves as a consultant in connection with policy decisions to be made by our Board of Directors, manages our properties and renders other services deemed appropriate by our Board of Directors. Our Advisor bears expenses incurred for the performance of its services and is entitled to reimbursement subject to certain limitations. Fees and costs reimbursed to our Advisor cannot exceed the greater of 2.0% of average invested assets or 25.0% of net income for the previous four quarters. As of December 31, 2006, 2005 and 2004, such reimbursement had not exceeded these limitations. During the years ended December 31, 2006, 2005 and 2004, we reimbursed our Advisor for expenses of $2,830,000, $2,941,000 and $1,711,000, respectively, related to our operations. During the years ended December 31, 2006, 2005, and 2004, we paid our Advisor $0, $0, and $1,804,000, respectively, for organizational and offering expenses.

Pursuant to the Advisory Agreement, our Advisor or its affiliate is entitled to receive the following payments and fees described below. These payments and fees were not negotiated at arm’s length and may be higher than payments and fees that would have resulted from an arm’s length transaction with an unrelated entity. Certain fees paid to Triple Net Properties Realty, Inc., or Realty, were passed through to our Advisor pursuant to an agreement between our Advisor and Realty, or the Realty-Triple Net Agreement.

Real Estate Acquisition Fee

Prior to the adoption of our plan of liquidation, our Advisor or its affiliate was entitled to a real estate acquisition fee of up to 3.0% of the purchase price of a property. For the years ended December 31, 2006, 2005 and 2004, we paid $0, $448,000 and $13,315,000, respectively, to Realty for real estate acquisition fees.

Real Estate Disposition Fee

Prior to the adoption of our plan of liquidation, our Advisor or its affiliate was entitled to a real estate disposition fee equal to the lesser of 3.0% of the sales price or 50.0% of the sales commission that would have been paid to third-party sales broker. For properties sold after the adoption of our plan of liquidation, we anticipate paying our Advisor or its affiliate a real estate disposition fee of up to 1.5% of the sales price of the property. For the years ended December 31, 2006, 2005 and 2004, we paid Realty, our Advisor or its affiliate $6,713,000, $1,115,000, and $0 for real estate disposition fees.

Lease Commissions

We pay our Advisor or its affiliate a leasing commission for its services in leasing any of our properties of 6.0% of the value of any lease (based upon the contract rent during the term of the lease) entered into during the term of the Advisory Agreement and 3.0% with respect to any renewals. For the years ended December 31, 2006, 2005 and 2004, we paid Realty leasing commissions of $3,705,000, $2,756,000 and $869,000, respectively.

Property Management Fee

We pay our Advisor or its affiliate a property management fee of 5.0% of the gross revenues from our properties. For the years ended December 31, 2006, 2005 and 2004, we incurred and paid property management fees to Realty of $4,811,000, $5,617,000, and $4,293,000, respectively.

Incentive Distributions

Our Advisor owns non-voting incentive performance units in our operating partnership and is entitled to incentive distributions of operating cash flow, as defined, after our stockholders have received an 8.0% annual return on their invested capital. No incentive distributions were made to our Advisor for the years ended December 31, 2006, 2005 and 2004. In accordance with our plan of liquidation, the estimated incentive fee distribution to our Advisor is between $0 and $9,070,000. Based on the valuation of our portfolio as of December 31, 2006 and 2005, we have reserved for an estimated incentive fee distribution to our Advisor of $3,226,000 and $1,831,000, respectively.

Dealer Manager Agreement

We entered into a dealer manager agreement, or the Dealer Manager Agreement, with NNN Capital Corp. whereby NNN Capital Corp. served as the managing broker dealer for each of our offerings. During the period of our offerings, NNN Capital Corp. was 100.0% owned by Anthony W. Thompson. Pursuant to the terms of the Dealer Manager Agreement, for the years ended December 31, 2006, 2005 and 2004, we incurred and paid $0, $0 and $25,149,000, respectively, of selling commissions and marketing and due diligence fees.

Real Estate Commissions

In August 2006, Jeffrey T. Hanson was appointed to serve as a member of the then board of managers and the Managing Director-Real Estate of our Advisor and the President and Chief Executive Officer of Realty. Prior to his employment with our Advisor and Realty, Mr. Hanson was employed with Grubb & Ellis Co. In connection with his previous employment with Grubb & Ellis Co., and subsequent to his employment with our Advisor and Realty, Mr. Hanson has been or will be paid real estate commissions relating to transactions involving properties sold by us of approximately $329,000.

Retention Bonuses and Milestone Payments

In accordance with our plan of liquidation approved by our stockholders, we will pay Scott D. Peters, our Chief Executive Officer and President, and Andrea R. Biller, our Executive Vice President and Secretary, retention bonuses of $50,000 and $25,000, respectively, upon the filing of each of our annual and quarterly reports with the SEC during the period of the liquidation process, beginning with the annual report for the year ending December 31, 2005. As of December 31, 2006, Mr. Peters and Ms. Biller have received retention bonuses of $200,000 and $100,000 from us, respectively. Additionally, our Advisor will pay to each of Scott D. Peters and Andrea R. Biller a performance-based bonus of $100,000 upon the receipt by our Advisor of net commissions aggregating $5,000,000 or more from the sale of our properties. As of December 31, 2006, Mr. Peters and Ms. Biller have not received their performance-based bonuses of $100,000 each from our Advisor.

Gary H. Hunt, W. Brand Inlow, Edward A. Johnson, D. Fleet Wallace and Gary T. Wescombe, our independent directors and members of our Board of Directors and the Special Committee, are entitled to receive milestone payments, if they remain a member of our Board of Directors and the Special Committee, of $25,000 on each of December 31, 2006 and December 31, 2007, as well as a milestone payment of $50,000 when we have made aggregate liquidating distributions of at least $11.00 per share to our stockholders. Assuming that these directors receive the maximum amount of milestone payments, they will each receive aggregate payments of up to $100,000. As of December 31, 2006, based upon the satisfaction of performance milestones, each of Messrs. Hunt, Inlow, Johnson, Wallace and Wescombe have earned milestone payments of $25,000 each. The milestone payment of $25,000 to each of Messrs. Hunt, Inlow, Johnson, Wallace and Wescombe was paid in January 2007.

Related Party Accounts Receivable/Payable

Related party accounts receivable consists primarily of amounts due to us from our Advisor and affiliates. Related party accounts payable consists primarily of amounts due from us to our Advisor and affiliates.

Unconsolidated Debt Due to Related Parties

Our properties may obtain financing through our Advisor and its affiliates. As of December 31, 2006 and 2005, we did not have any notes outstanding.

•	Park Sahara, a property of which we owned 4.75%, borrowed $40,000 from our Advisor and its affiliate in September 2005 at an interest rate of 8% per annum, which was due 30 days from origination. On October 14, 2005, Park Sahara repaid the note plus all accrued interest.

•	Park Sahara had $44,000 due to our Advisor as of December 31, 2004. This unsecured note bore interest at 12.0% per annum and was due and payable upon demand. The note, plus all accrued interest was repaid on December 20, 2005 in conjunction with the sale of Park Sahara.

Business Relationships with Legal Counsel

Hirschler Fleischer, a Professional Corporation, or Hirschler Fleischer, acts as legal counsel to us. During the year ended December 31, 2006, we paid legal fees to Hirschler Fleischer in the amount of $215,000. Louis J. Rogers, the former President of our Advisor from August 2004 to April 2007, was a member of Hirschler Fleischer from 1988 to March 2007, was a shareholder from 1994 to December 31, 2004, and from January 2005 to March 2007, has served as their senior counsel. As senior counsel, Mr. Rogers received compensation from Hirschler Fleischer attributable to fees paid by us and our Advisor to Hirschler Fleischer.

Certain Conflict Resolution Restrictions and Procedures

In order to reduce or eliminate certain potential conflicts of interest, our charter and the Advisory Agreement contain restrictions and conflict resolution procedures relating to (1) transactions we enter into with our Advisor, our directors or their respective affiliates, and (2) allocation of properties among affiliated entities. Each of the restrictions and procedures that applies to transactions with our Advisor and its affiliates will also apply to any transaction with any entity or real estate program advised, managed or controlled by NNN Realty Advisors and its affiliates. These restrictions and procedures include, among others, the following:

•	Except as otherwise described in our Registration Statement on Form S-11(File No. 333-76498, effective January 10, 2002, as amended) filed with the SEC, we will not accept goods or services from our Advisor or its affiliates unless a majority of our directors, including a majority of the independent directors, not otherwise interested in the transactions, approve such transactions as fair, reasonable and in our best interest.

•	We did not purchase or lease any asset (including any property) in which our Advisor, any of our directors or any of their respective affiliates has an interest without a determination by a majority of our directors, including a majority of the independent directors, not otherwise interested in such transaction, that such transaction is fair and reasonable to us and at a price equal to or less than the property’s fair market value, We will not acquire any such asset at an amount in excess of its appraised value. We did not sell or lease assets to our Advisor any of our directors or any of their respective affiliates unless a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction, determine the transaction is fair and reasonable to us, which determination would be supported by an appraisal obtained from a qualified, independent appraiser selected by a majority of our independent directors.

•	We will not make any loans to our Advisor, any of our directors or any of their respective affiliates. In addition, any loans made to us by our Advisor, our directors or any of their respective affiliates must be approved by a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction, as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•	Our Advisor and its affiliates shall be entitled to reimbursement, at cost, for actual expenses incurred by them on our behalf subject to the limitation on reimbursement of operating expenses to the extent that they exceed the greater of 2.0% of our average invested assets or 25.0% of our net income.

•	Our Advisor was obligated to provide the company with the first opportunity to purchase any income-producing properties located in the focus states placed under contract by the Advisor or its Affiliates, provided that: (1) the company has funds available to make the purchase; (2) the Board of Directors voted to make the purchase within seven days of being offered such property by the Advisor; and (3) the property met the company’s acquisition criteria as disclosed to the Advisor from time to time.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Deloitte to be our independent registered public accounting firm for fiscal 2007. A representative of Deloitte is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she so desires. The representative also will be available to respond to appropriate questions from the stockholders.

Although it is not required to do so, the Board of Directors is submitting the Audit Committee’s selection of our independent registered public accounting firm for ratification by the stockholders at the annual meeting in order to ascertain the view of the stockholders regarding such selection. The affirmative vote of the holders of a majority of votes cast on the proposal at the annual meeting will be required to approve this proposal.

The Board of Directors recommends a vote FOR ratification of the selection of Deloitte as our independent registered public accounting firm.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte has served as our independent auditors since February 8, 2004 and has audited our financial statements for the years ended December 31, 2006, 2005 and 2004.

AUDIT AND NON-AUDIT FEES

The following table lists the fees for services rendered by our independent auditors for 2006 and 2005:

Services	2006	2005
Audit Fees(1)	$636,000	$574,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	68,000	85,000
All Other Fees	—	—

Total	$704,000	$659,000

(1)	Audit fees billed in 2006 and 2005 consisted of the audit of our annual financial statements, acquisition audits, reviews of our quarterly financial statements, and statutory and regulatory audits, consents and other services related to filings with the SEC.

(2)	Audit-related fees billed in 2006 and 2005 consisted of financial accounting and reporting consultations.

(3)	Tax services billed in 2006 and 2005 consisted of tax compliance and tax planning and advice.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to the de minims exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and the rules and regulations of the SEC. The Audit Committee has approved Deloitte to perform the following non-audit services for us during 2006:

•	consultations and consents related to SEC filings and registration statements;

•	consultation of accounting matters; and

•	tax planning and tax compliance for the U.S. income and other taxes.

Auditor Independence

The Audit Committee has considered whether the provision of the above noted services is compatible with maintaining the independence of our independent registered public accounting firm’s independence and has concluded that the provision of such services has not adversely affected the independent registered public accounting firm’s independence.

AUDIT COMMITTEE REPORT TO STOCKHOLDERS

The Audit Committee of the Board of Directors operates under a written charter adopted by the Board of Directors. The role of the Audit Committee is to oversee our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

In this context, the Audit Committee has reviewed and discussed our audited financial statements as of and for the year ended December 31, 2006 with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (Professional Standards), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed their independence with us. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of tax preparation, tax consulting services and other non-audit services to us is compatible with maintaining the independent registered public accounting firm’s independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC.

Audit Committee:

Gary T. Wescombe, Chairman
W. Brand Inlow
D. Fleet Wallace

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 was mailed to stockholders on April 30, 2007. Our Annual Report is not incorporated in this proxy statement and is not deemed a part of the proxy soliciting material.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics, or the Code of Ethics, which contains general guidelines for conducting our business and is designed to help directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all directors, consultants and employees, including our Chief Executive Officer and the Chief Accounting Officer and any other employee with any responsibility for the preparation and filing of documents with the SEC. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. Stockholders may request a copy of the Code of Ethics, which will be provided without charge, by writing to: G REIT, Inc. 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, Attention: Secretary.

PROPOSALS FOR 2008 ANNUAL MEETING

Under SEC regulations any stockholder desiring to make a proposal to be acted upon at the 2008 annual meeting of stockholders must cause such proposal to be received at our principal executive offices located at 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, Attention: Secretary, no later than February 13, 2008, in order for the proposal to be considered for inclusion in our proxy statement for that meeting. Stockholders also must follow the procedures prescribed in SEC Rule 14a-8 promulgated under the Securities Exchange Act of 1934. We presently anticipate holding the 2008 annual meeting of stockholders in June 2008.

OTHER MATTERS

Mailing of Materials; Other Business

We will mail a proxy card together with this proxy statement to all stockholders of record at the close of business on May 8, 2007. The only business to come before the annual meeting of which management is aware is set forth in this proxy statement. If any other business does properly come before the annual meeting or any postponement or adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

It is important that proxies be returned promptly. Therefore, stockholders are urged to date, sign and return the accompanying proxy card in the enclosed envelope or by fax to (212) 645-8046 or by telephone by dialing toll-free 1-866-407-4865 or by the Internet at https://www.proxyvotenow.com/greit.

PROXY
Please Vote by June 8, 2007
The undersigned stockholder of G REIT, Inc., a Maryland corporation, hereby appoints Scott D. Peters and Andrea R. Biller and each of them as Proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of our Stockholders to be held at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612 on June 11, 2007 at 11:00 a.m., local time and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.
This proxy is solicited on behalf of the G REIT, Inc. Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting, including matters incident to its conduct.
When properly executed, this proxy will be voted as specified by the undersigned stockholder. If no voting instruction is given as to any item, this proxy will be voted “FOR” the nominees named in Item 1 and “FOR” Item 2.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED IN ITEM NO. 1 AND “FOR” ITEM NO. 2. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED “FOR” SUCH ITEM.
1.	For the election of Gary H. Hunt, W. Brand Inlow, Edward A. Johnson, D. Fleet Wallace, and Gary T. Wescombe to serve as Directors until the Annual Meeting of Stockholders of G REIT to be held in the year 2008 and until their successors are elected and qualified.

☐	For All Nominees	☐	Withheld as to All Nominees	☐	For All Nominees Except*

Gary H. Hunt	W. Brand Inlow	Edward A. Johnson
D. Fleet Wallace	Gary T. Wescombe
*To vote against any individual nominee, strike a line through the nominee’s name
2.	For ratification of the appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year 2007.

☐ For	☐ Against	☐ Abstain

SIGN, DATE and RETURN:
	Date:	/ /2007

If the stock is jointly owned, both parties must sign.
	Date:	/ /2007

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